UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 13, 2006

                             Avalon Oil & Gas, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                      1-12850                    84-1168832
(State or other jurisdiction)      (Commission File             (IRS Employer
of incorporation)                      Number)               Identification No.)

7000 Flour Exchange Bldg, 310 Fourth Avenue South, Minneapolis, MN     55415
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (612) 359-9020

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a.-12
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS BUSINESS

     On August 29, 2005, Avalon Oil and Gas, Inc., (the "Company"), a Nevada corporation (the "Company") acquired a one hundred percent (100%) working interest, seventy-eight percent (78%) net revenue interest, in 2,400 acres located in Canadian County, Oklahoma, from Sooner Trend Leasing LLC, payable by delivering 48,000,000 authorized, but previously un-issued, shares of the Company's common stock $.01 par value, of the Company (the "Common Stock").

     On February 13, 2005, the Company returned The Oklahoma Properties to Sooner Trend Leasing LLC, and sent a letter to our transfer agent canceling the 48,000,000 shares of stock issued to Sooner Trend Leasing LLC.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Avalon Oil & Gas, Inc.


February 13, 2006                            By: /s/ Kent Rodriguez
                                                 -------------------------------
                                                 Name: Kent Rodriguez
                                                 Title: CEO